NORTHERN TECHNICAL SERVICES, INC.

Financial Statements
November 30, 1997

NORTHERN TECHNICAL SERVICES, INC.

TABLE OF CONTENTS
-----------------------------------------------------------------------




                                                                                        Page

AUDITOR'S REPORT                                                                            1

FINANCIAL STATEMENTS
   YEAR ENDED NOVEMBER 30, 1997

   Balance Sheets                                                                           2
   Statement of Income                                                                      3
   Statement of Stockholders' Equity                                                        4
   Statement of Cash Flows                                                                  5
   Notes to Financial Statements                                                          6-7



                                 Frank B. Morris
                           Certified Public Accountant
                            20 Montgomery Ave. Unit F
                              Bala Cynwyd, PA 19004
                                Tel: 610-667-6337
                                Fax: 610-667-3465





                          INDEPENDENT AUDITOR'S REPORT


Board of Directors
Northern Technical Services, Inc.

I have audited the accompanying balance sheet of Northern Technical Services, Inc. as of November 30, 1997, and the related statement of income, changes in stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on our audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Northern Technical Services, Inc. as of November 30, 1997, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.




                                              /s/Frank B. Morris, CPA




May 8, 1998
Bala Cynwyd, PA

NORTHERN TECHNICAL SERVICES, INC.

BALANCE SHEET
NOVEMBER 30, 1997
------------------------------------------------------------------



ASSETS

CURRENT  ASSETS
   Cash and cash equivalents                                                    $   1,375,237
   Trade receivables                                                                1,281,615
   Prepaid expenses                                                                    12,357
                                                                                       ------

     Total current assets                                                           2,669,209

FURNITURE AND EQUIPMENT, AT COST:
   Furniture and equipment                                                            710,194
   Less accumulated depreciation                                                      457,311

                                                                                      252,883

OTHER ASSETS:
   Deposits                                                                            23,268
   Cash surrender value of officer's life insurance                                   700,821
                                                                                      -------

                                                                                      724,089

TOTAL                                                                           $   3,646,181
                                                                                =   =========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
   Accounts payable                                                                    46,910
   Accrued salaries                                                                   382,622
   Accrued payroll taxes and other withholdings                                       106,763
   Other accrued expenses                                                             123,927
   Dividends payable                                                                  368,193
                                                                                      -------

     Total current liabilities                                                      1,028,415

DEFERRED COMPENSATION                                                                 340,215

SHAREHOLDERS' EQUITY:
   Common stock:
     Class A,  $.01 par value; authorized 4,000,000
       shares; issued and outstanding 1,968 shares                                         20
     Class B,  $.01 par value; authorized 1,000,000
       shares; issued and outstanding 50,000 shares                                       500
   Additional paid-in capital                                                          74,296
   Retained earnings                                                                2,202,735
                                                                                    ---------

                                                                                    2,277,551

TOTAL                                                                           $   3,646,181
                                                                                =   =========


See notes to financial statements.

NORTHERN TECHNICAL SERVICES, INC.

STATEMENT OF INCOME
YEAR ENDED NOVEMBER 30, 1997
---------------------------------------------------------------------





Revenues                                                                        $  12,569,583

Direct expense                                                                      9,479,033

Gross profit                                                                        3,090,550

Operating expense                                                                   2,625,229

Income from operations                                                                465,321

Other income - Investment income                                                       53,514
                                                                                       ------

Net income                                                                      $     518,835
                                                                                =     =======



































See notes to financial statements.

NORTHERN TECHNICAL SERVICES, INC.

STATEMENT OF STOCKHOLDERS' EQUITY
YEAR ENDED NOVEMBER 30, 1997
-----------------------------------------------------------------------





                                                                                                Additional
                                                           Common   Stock                        Paid-in      Retained
                                             Shares       Amount        Shares       Amount      Capital      Earnings


Balance, beginning of year                    1,968        $  20       50,000       $  500      $  44,763   $ 2,302,350

Capital contribution                                                                               29,533

Dividends declared                                                                                            ( 618,450)

Net Income                                                                                                      518,835

Balance, end of year                          1,968        $  20       50,000       $  500      $  74,296   $ 2,202,735
                                              =====        =====       ======       ======      =========   ===========


































See notes to financial statements.

NORTHERN TECHNICAL SERVICES, INC.

STATEMENT OF CASH FLOWS
YEAR ENDED NOVEMBER 30, 1997
-----------------------------------------------------------------------




OPERATING ACTIVITIES:
   Net income                                                                   $     518,835
   Adjustments  to  reconcile  net  income  to net cash  (used in)  provided  by operating activities:
       Depreciation                                                                   104,580
       Changes in assets and liabilities:
         Receivables                                                            (     153,064)
         Prepaid expenses                                                              28,341
         Accounts payable                                                       (      21,990)
         Accrued payroll taxes                                                          6,955
         Accrued wages and bonus                                                       52,041
         Deferred compensation                                                         24,833
         Other accrued expenses                                                        87,952
                                                                                       ------

           Net cash provided by operating activities                                  648,483
                                                                                      -------


INVESTING ACTIVITIES:
   Increase in cash surrender value of life insurance                           (      94,894)
   Additions to furniture and equipment                                         (     203,716)
   Decrease in deposits                                                                79,895
                                                                                       ------

           Net cash used in investing activities                                (     218,715)
                                                                                      -------

FINANCING ACTIVITIES:
   Capital contributions                                                               29,533
   Dividends paid                                                               (     304,823)
                                                                                      -------

   Net cash used in financing activities                                        (     275,290)
                                                                                      -------

NET INCREASE IN CASH                                                                  154,478

CASH AND CASH EQUIVALENTS,  BEGINNING OF YEAR                                       1,220,759
                                                                                    ---------

CASH AND CASH EQUIVALENTS, END OF YEAR                                          $   1,375,237
                                                                                =   =========














See notes to financial statements.

NORTHERN TECHNICAL SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1997
----------------------------------------------------------------------------



1.   SIGNIFICANT ACCOUNTING POLICIES

     Furniture and Equipment - Furniture and equipment are recorded at cost. Maintenance and repairs are charged to operations as incurred and renewals and betterments are capitalized. Depreciation is calculated over the estimated useful lives by accelerated methods.

     Cash and Cash Equivalents - The Company considers all highly liquid investments purchased with maturities of three months or less to be cash equivalents.

     Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   DEFERRED COMPENSATION AGREEMENT

     The   Company   has   a   deferred    compensation    agreement    with   a
     stockholder/officer. The obligation under this agreement is being accrued over the remaining working life of the stockholder/officer. Expense related to this agreement was $24,833 for the year ended November 30, 1997.

3.   S CORPORATION ELECTION

     The Company and its Stockholders have elected for Federal and State income tax purposes to be treated as a S Corporation under provisions of the Internal Revenue Code. Accordingly the Company's taxable income is includable in the individual tax returns of its stockholders and no provision for income taxes is included in the accompanying financial statements.

4.   RELATED PARTY TRANSACTIONS

     The Company leases it office facility in Milwaukee from its majority stockholder. The lease calls for monthly payments of $7,800 to January, 1998. Under terms of the lease the Company is responsible for real estate taxes, insurance, maintenance and utilities related to the facility. The total for the year ended November 30, 1997 was $93,600.

NORTHERN TECHNICAL SERVICES, INC.

NOVEMBER 30, 1997
-----------------------------------------------------------------------------


5.   STOCKHOLDERS' EQUITY

     The holders of the Class A common stock have the right to vote as a separate class in electing 25% of the authorized Board of Directors.

     The Company has entered into stock repurchase agreements with its Class A stockholders. Under the terms of the agreements the Company has first right of refusal to purchase all of the Class A common stock and is obligated to purchase these shares upon termination or death of the stockholders. The purchase price of the stock is based on an agreed upon formula.

     The Company is obligated to purchase shares tendered to it at the price determined by the agreement in the event that 50% of the combined voting power of the then outstanding voting securities is acquired by someone other than the members of the Control Group (as defined in the agreement).

6.   EMPLOYEE BENEFITS

     The Company has employment contracts with certain shareholders covering wages, benefits and severance. Under terms of the agreements the shareholders are entitled to receive salary continuation after termination of employment subject to giving notice to the Company.

     The Company has a defined contribution retirement plan (401(k)) for all employees meeting eligibility requirements. The employee may contribute up to 20% of wages (subject to federal limitations). The Company makes matching contributions of 25% up to the first 5% of wages contributed. All participants are 100% vested. Expense related to the plan for the year ended November 30, 1997 was approximately $34,000.

7.   LEASES

     The Company leases its office facilities in Green Bay and Mosinee under operating lease agreements that expire in May, 1999 and December, 2000 respectively. In addition the Company leases computer and transportation equipment under operating leases expiring January, 1997 to March, 1999. Aggregate minimum rental commitments at November 30, 1997 are as follows:
     1998 - $54,000, 1999 - $59,000, 2000 - $50,242, 2001 - $8,400.